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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

             OREGON                     1-04837               93-09343990
  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

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   14200 SW Karl Braun Drive,
        Beaverton, Oregon
 (Address of principal executive                                  97077
            offices)                                           (Zip Code)

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       Registrant's telephone number, including area code: (503) 627-7111

                                    NO CHANGE
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 16, 2004 Tektronix, Inc. reported its results of operations for the second fiscal quarter ended November 27, 2004. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         (99.1) Press release of Tektronix, Inc. dated December 16, 2004, announcing financial results for the second fiscal quarter ended November 27, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2004

                                                  TEKTRONIX, INC.

                                                  By: /s/ COLIN L. SLADE
                                                      -------------------------
                                                      Colin L. Slade
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
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        99.1 Press release of Tektronix, Inc. dated December 16, 2004, announcing financial results for the second fiscal quarter ended November 27, 2004.